Exhibit 10.1

Execution

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “First Amendment”), dated as of October 20, 2016, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), each of the Persons party hereto as 2016 Replacement Lenders (as defined below) and certain Lenders constituting the Required Lenders. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, DBNY, as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”) under the Loan Documents, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of August 19, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof (prior to giving effect to this First Amendment, but after giving effect to the proposed voluntary prepayment of Term Loans as specified in Section 2(c) hereof), there are outstanding Term Loans under the Credit Agreement (for purposes of this First Amendment, herein called the “Original Replaced Term Loans”) in an aggregate principal amount of $1,226,600,000;

WHEREAS, in accordance with the provisions of Section 9.02(c) of the Credit Agreement, Holdings and the Borrowers wish to amend the Credit Agreement to enable the Borrowers to refinance in full the outstanding Original Replaced Term Loans with the proceeds of 2016 Replacement Term Loans (as defined below) as more fully provided herein;

WHEREAS, Holdings, the Borrowers, the Administrative Agent and the 2016 Replacement Lenders wish to amend the Credit Agreement to provide for the refinancing in full of all outstanding Original Replaced Term Loans with the 2016 Replacement Term Loans, on the terms and subject to the conditions set forth herein; and

WHEREAS, Credit Suisse Securities (USA) LLC (together with any of its affiliates, “CS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of Tokyo Mitsubishi UFJ, Ltd., Barclays Bank PLC, Goldman Sachs Bank USA, Macquarie Capital (USA) Inc., Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and Wells Fargo Securities, LLC (in each case, or any affiliates thereof) shall act as joint lead arrangers and joint bookrunners with respect to this First Amendment and the 2016 Replacement Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement.

(a) (i) Subject to the satisfaction of the conditions set forth in Section 2 hereof, the 2016 Replacement Lenders hereby severally agree to make 2016 Replacement Term Loans to the Borrowers on the First Amendment Effective Date (as defined below) in the aggregate principal amount of $1,226,600,000 to refinance all outstanding Original Replaced Term Loans in accordance with the relevant requirements of the Credit Agreement (as amended hereby) and this First Amendment. It is understood and agreed that the 2016 Replacement Term Loans being made pursuant to this First Amendment and the Credit Agreement (as modified hereby) shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement and the Original Replaced Term Loans being refinanced shall constitute “Replaced Term Loans” as defined in, and pursuant to, Section 9.02(c) of the Credit Agreement. Except as expressly provided in this First Amendment (including as to the Applicable Rate and call protection) and the Credit Agreement (as modified hereby), the 2016 Replacement Term Loans shall be on terms identical to the Original Replaced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(ii) On the First Amendment Effective Date, all then outstanding Original Replaced Term Loans shall be refinanced in full as follows:

(w) The outstanding principal amount of the Original Replaced Term Loan of each Lender which (i) is an existing Lender under the Credit Agreement prior to giving effect to this First Amendment (each, an “Existing Lender”) and (ii) is not party hereto as a 2016 Replacement Lender (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in Cash.

(x) To the extent any Existing Lender has a 2016 Replacement Term Loan Conversion Amount (as defined in the Credit Agreement as amended hereby) that is less than the full outstanding principal amount of the Original Replaced Term Loan of such Lender, such Lender shall be repaid in Cash in an amount equal to the difference between the outstanding principal amount of the Original Replaced Term Loan of such Lender and such Lender’s 2016 Replacement Term Loan Conversion Amount (the “Non-Converting Portion”).

(y) The outstanding principal amount of the Original Replaced Term Loan of each Existing Lender which has executed this First Amendment as a “2016 Converting Lender” (each, a “2016 Converting Lender”) shall automatically be converted into a term loan (each, a “Converted 2016 Replacement Term Loan”) in a principal amount equal to such 2016 Converting Lender’s 2016 Replacement Term Loan Conversion Amount (each such conversion, a “2016 Term Loan Conversion”).

(z) Each Person that has executed this First Amendment as a “New 2016 Replacement Lender” (each, a “New 2016 Replacement Lender” and, together with the 2016 Converting Lenders, collectively, the “2016 Replacement Lenders”) severally agrees to make to the Borrowers a new term loan (each, a “New 2016 Replacement Term Loan” and, collectively, the “New 2016 Replacement Term Loans” and, together with the Converted 2016 Replacement Term Loans, the “2016 Replacement Term Loans”) in Dollars in a principal amount equal to the amount set forth opposite such New 2016 Replacement Lender’s name on Exhibit A hereto (as to any New 2016 Replacement Lender, its “2016 Replacement Term Loan Commitment”) on the First Amendment Effective Date.

(iii) Each 2016 Replacement Lender hereby agrees to “fund” its 2016 Replacement Term Loan as follows: (x) each 2016 Converting Lender shall “fund” its 2016 Replacement Term Loan to the Borrowers by converting all or a portion of its then outstanding principal amount of Original Replaced Term Loan into a 2016 Replacement Term Loan in a principal amount equal to such 2016 Converting Lender’s 2016 Replacement Term Loan Conversion Amount as provided in clause (ii)(y) above and (y) each New 2016 Replacement Lender shall fund in Cash to the Borrowers an amount equal to such New 2016 Replacement Lender’s 2016 Replacement Term Loan Commitment.

(iv) The Converted 2016 Replacement Term Loans subject to the 2016 Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of Original Replaced Term Loans (based upon the relative principal amounts of Borrowings of Original Replaced Term Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2016 Replacement Term Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same LIBO Rate, subject to any modification to the “floor” applicable thereto pursuant to this First Amendment) applicable to the Borrowing of Original Replaced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.08 of the Credit Agreement. New 2016 Replacement Term Loans shall be initially incurred pursuant to “borrowings” of LIBO Rate Loans which shall be allocated ratably to the outstanding “deemed” Borrowings of Converted 2016 Replacement Term Loans on the First Amendment Effective Date (based upon the relative principal amounts of the deemed Borrowings of Converted 2016 Replacement Term Loans subject to different Interest Periods on the First Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv)). Each such “borrowing” of New 2016 Replacement Term Loans shall (A) be added to (and made a part of) the related deemed Borrowing of Converted 2016 Replacement Term Loans and (B) be subject to (x) an Interest Period which commences on the First Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2016 Replacement Term Loans to which it is added and (y) the same LIBO Rate applicable to such deemed Borrowing of Converted 2016 Replacement Term Loans.

(v) On the First Amendment Effective Date, the Borrowers shall pay in Cash (a) all accrued and unpaid interest on the Original Replaced Term Loans through the First Amendment Effective Date and (b) to each Non-Converting Lender and each 2016 Converting Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 2.16 of the Credit Agreement (it being understood that existing Interest Periods of the Original Replaced Term Loans held by 2016 Replacement Lenders prior to the First Amendment Effective Date shall continue on and after the First Amendment Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.13 of the Credit Agreement (as modified hereby) on and after the First Amendment Effective Date as if the First Amendment Effective Date were a new Borrowing date). Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2016 Converting Lender agrees, and each Existing Lender agrees (by execution of an Assignment and Assumption with respect to any 2016 Replacement Term Loans), to waive any entitlement to any breakage loss or expenses due under Section 2.16 of the Credit Agreement with respect to the repayment of any Original Replaced Term Loans of any such Lender with the proceeds of 2016 Replacement Term Loans on the First Amendment Effective Date.

(vi) Promptly following the First Amendment Effective Date, all Promissory Notes, if any, evidencing the Original Replaced Term Loans shall be cancelled and returned to the Borrowers, and any 2016 Replacement Lender may request that its 2016 Replacement Term Loan be evidenced by a Promissory Note pursuant to Section 2.10(e) of the Credit Agreement.

(vii) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2016 Replacement Term Loans (if any) will be used solely to repay outstanding Original Replaced Term Loans of Non-Converting Lenders (if any) and outstanding Original Replaced Term Loans of 2016 Converting Lenders in an amount equal to the Non-Converting Portion (if any) of such 2016 Converting Lenders’ Original Replaced Term Loans, in each case, on the First Amendment Effective Date.

(b) Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the making of the 2016 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i) The definition of “Alternate Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “2.00%” appearing in clause (d) thereof with the text “1.75%” in lieu thereof.

(ii) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Term Loan, 2.00%, and with respect to any LIBO Rate Term Loan, 3.00%.

(iii) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Commitment” means (i) with respect to each Lender on the Closing Date, the commitment of such Lender to make the Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on the Commitment Schedule as such amount may be adjusted from time to time in accordance with this Agreement and (ii) with respect to each New 2016

Replacement Lender on the First Amendment Effective Date, the commitment of such Lender to make the 2016 Replacement Term Loans as provided in Section 1 of the First Amendment in an aggregate amount not to exceed the 2016 Replacement Term Loan Commitment of such New 2016 Replacement Lender, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Lenders’ Commitments on the Closing Date (immediately prior to the incurrence of the Term Loans on such date) is $1,340,000,000. The aggregate amount of the Lenders’ Commitments on the First Amendment Effective Date (immediately prior to the incurrence of the 2016 Replacement Term Loans on such date) is $1,226,600,000 less the aggregate principal amount of all 2016 Replacement Term Loan Conversion Amounts.

(iv) The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “1.00%” appearing in clause (x) of the proviso thereof with the text “0.75%” in lieu thereof.

(v) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Term Loans” means (a) prior to the First Amendment Effective Date and the making of the 2016 Replacement Term Loans pursuant to the First Amendment, a Loan by a Lender to the Borrowers pursuant to Section 2.01(a) and (b) on and after the First Amendment Effective Date and upon the making of the 2016 Replacement Term Loans pursuant to the First Amendment, the 2016 Replacement Term Loans made pursuant to, and in accordance with the terms of, Section 2.01(b) and the First Amendment (including by way of the 2016 Term Loan Conversion); provided that on and after the incurrence of any Incremental Term Loans, Refinancing Term Loans, Extended Term Loans and Replacement Term Loans, the term “Term Loans” as used in Section 9.05(g) shall include all such Incremental Term Loans, Refinancing Term Loans, Extended Term Loans and Replacement Term Loans, as the case may be.

(vi) Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:

“2016 Converting Lender” has the meaning provided in the First Amendment.

“2016 Replacement Term Loan” has the meaning provided in the First Amendment.

“2016 Replacement Term Loan Commitment” has the meaning provided in the First Amendment.

“2016 Replacement Term Loan Conversion Amount” shall mean, as to any 2016 Converting Lender, the amount determined by the 2016 Replacement Term Loan Lead Arranger and the Borrower Agent as the final amount of such 2016 Converting Lender’s 2016 Term Loan Conversion on the First Amendment

Effective Date and notified to the Administrative Agent and each such 2016 Converting Lender by the 2016 Replacement Term Loan Lead Arranger on or prior to the First Amendment Effective Date. The “2016 Replacement Term Loan Conversion Amount” of any 2016 Converting Lender shall not exceed (but may be less than) the principal amount of such 2016 Converting Lender’s Original Replaced Term Loans. All such determinations made by the 2016 Replacement Term Loan Lead Arranger and the Borrower Agent shall, absent manifest error, be final, conclusive and binding on the Borrowers and the Lenders, and the Administrative Agent, the 2016 Replacement Term Loan Lead Arranger and the Borrowers shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

“2016 Replacement Term Loan Lead Arranger” shall mean Credit Suisse Securities (USA) LLC, in its capacity as a joint lead arranger and joint bookrunner with respect to the First Amendment and the 2016 Replacement Term Loans.

“2016 Term Loan Conversion” has the meaning provided in the First Amendment.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment” shall mean the First Amendment to Term Loan Credit Agreement, dated as of October 20, 2016, by and among Holdings, the Borrowers, the Administrative Agent and the 2016 Replacement Lenders (as defined therein).

“First Amendment Effective Date” has the meaning provided in the First Amendment.

“New 2016 Replacement Lender” has the meaning provided in the First Amendment.

“Original Replaced Term Loans” has the meaning provided in the First Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(vii) Section 2.01 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” prior to the word “Subject” appearing in said Section and (ii) inserting the following clause (b) at the end of said Section:

“(b) On the First Amendment Effective Date, (i) each New 2016 Replacement Lender severally agrees to make to the Borrowers a 2016 Replacement Term Loan denominated in Dollars in a principal amount equal to such Lender’s 2016 Replacement Term Loan Commitment and (ii) each 2016 Converting Lender agrees that, without any further action by any party to this Agreement, a portion of such 2016 Converting Lender’s Original Replaced Term Loans equal to such 2016 Converting Lender’s 2016 Replacement Term Loan Conversion Amount shall automatically be converted into a 2016 Replacement Term Loan to the Borrowers in Dollars and in a like principal amount, in each case in accordance with the terms and conditions of the First Amendment.”

(viii) Section 2.09 of the Credit Agreement is hereby amended by amending and restating the text of said Section as follows:

“The Commitment of each Lender as in effect on the Closing Date shall automatically terminate in its entirety on the Closing Date (after giving effect to the incurrence of Term Loans on such date). The 2016 Replacement Term Loan Commitment of each New 2016 Replacement Lender shall automatically terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of the New 2016 Replacement Term Loans on such date).”

(ix) Section 2.10(a) of the Credit Agreement is hereby amended by inserting the text “, as in effect and outstanding on the First Amendment Effective Date” immediately after the text “0.25% of the original principal amount of the Term Loans”.

(x) Section 2.12(c) of the Credit Agreement is hereby amended by deleting each reference to “Closing Date” appearing therein and inserting the text “First Amendment Effective Date” in lieu thereof.

(xi) Section 5.11 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence appearing therein:

“All proceeds of the 2016 Replacement Term Loans incurred on the First Amendment Effective Date shall be used to repay and/or replace all Term Loans outstanding immediately prior to the First Amendment Effective Date (but after giving effect to any voluntary prepayment of Term loans occurring on such date).”

(xii) Article 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.23 at the end of such Article as follows:

“Section 9.23 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

i.	a reduction in full or in part or cancellation of any such liability;

ii.	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

iii.	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(c) Each Borrower hereby consents, for purposes of Section 9.05(b)(i)(A) of the Credit Agreement, to the assignment on or within 30 days of the First Amendment Effective Date of any 2016 Replacement Term Loans by any New 2016 Replacement Lender to (i) any Person that was an Existing Lender on the First Amendment Effective Date (immediately prior to giving effect thereto) or (ii) any Eligible Assignee separately identified, and acceptable, to the Borrower Agent.

SECTION 2. Conditions of Effectiveness of this First Amendment. This First Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “First Amendment Effective Date”):

(a) Holdings, the Borrowers, the Administrative Agent, the 2016 Replacement Lenders and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to LendAmend LLC online via www.LendAmend.com or via e-mail to PartyCityOct16@lendamend.com;

(b) the Borrowers shall have paid (or shall pay substantially concurrently with the effectiveness of this First Amendment), by wire transfer of immediately available funds, (i) to the 2016 Replacement Term Loan Lead Arranger, all fees as have been separately agreed and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Original Replaced Term Loans through the First Amendment Effective Date;

(c) on or prior to the First Amendment Effective Date, the Borrowers shall have made a voluntary prepayment of Term Loans, pursuant to Section 2.11(a) of the Credit Agreement, in a principal amount of $100,000,000;

(d) on the First Amendment Effective Date and after giving effect to this First Amendment, no Default under Sections 7.01(a), 7.01(f) or 7.01(g) of the Credit Agreement or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing;

(e) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by a Responsible Officer of each of the Borrowers and each other Loan Party;

(f) there shall have been delivered to the Administrative Agent (A) a certificate, dated as of the First Amendment Effective Date, executed by a Responsible Officer (which shall be deemed for this purpose to include any Secretary or any

Assistant Secretary) of Holdings and each of the Borrowers certifying (i) that no amendments or modifications have been made to the Organizational Documents of Holdings and each of the Borrowers since the same were delivered to the Administrative Agent prior to the First Amendment Effective Date, (ii) that attached thereto are true and correct copies of resolutions of the board of directors of Holdings and the Borrowers approving and authorizing the execution, delivery and performance of this First Amendment and the performance of the Credit Agreement (as amended by this First Amendment) and the Form of Acknowledgement and Confirmation attached as Exhibit B hereto, as applicable, and that such resolutions are in full force and effect without modification or amendment and (iii) as to the incumbency and specimen signature of each officer or authorized person executing this First Amendment or any other document delivered in connection herewith on behalf of Holdings and each of the Borrowers (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (iii), and (B) good standing certificates for Holdings and the Borrowers from the jurisdiction in which they are organized;

(g) the Administrative Agent shall have received from the Borrower Agent a solvency certificate from the chief financial officer of the Borrower Agent (after giving effect to the incurrence of the 2016 Replacement Term Loans on the First Amendment Effective Date and the application of the proceeds thereof) substantially in the form of Exhibit H to the Credit Agreement;

(h) the Administrative Agent shall have received an opinion from Ropes & Gray LLP, special New York counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the 2016 Replacement Term Loan Lead Arranger and the Lenders; and

(i) the Administrative Agent shall have received a “Life of Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Properties (together with a notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Subsidiary (if required), and evidence of flood insurance, in the event any such Mortgaged Properties or portion thereof is located in a special flood hazard area).

SECTION 3. Mortgaged Property. Within 90 days after the First Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received:

(a) a fully executed counterpart of an amendment to the existing Mortgage (the “Mortgage Amendment”; together with the existing Mortgage, the “Amended Mortgage”), duly executed by the applicable Subsidiary, together with evidence that such counterpart has been delivered to the title insurance company insuring the Amended Mortgage for recording;

(b) a date down endorsement in connection with the existing lender’s title insurance policy insuring the existing Mortgage, which endorsement shall insure that the Amended Mortgage is a valid and enforceable Lien on the Mortgaged Property, free of any other Liens except Permitted Liens;

(c) such affidavits and certificates as shall be required to induce the title company to issue the endorsement contemplated in subparagraph (b) above and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsement; and

(d) an opinion from local counsel in the state where the Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations (a) pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof and (b) to pay and reimburse the 2016 Replacement Term Loan Lead Arranger in accordance with arrangements that have been separately agreed.

SECTION 5. Remedies. This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the 2016 Replacement Lenders to enter into this First Amendment, each of Holdings and the Borrowers represents and warrants to the Administrative Agent and the 2016 Replacement Lenders on and as of the First Amendment Effective Date that, in each case:

(a) this First Amendment has been duly authorized, executed and delivered by it and each of this First Amendment and the Credit Agreement (as amended by this First Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent;

(b) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

(c) the 2016 Replacement Term Loans have been incurred in compliance with the requirements of Section 9.02(c) of the Credit Agreement.

SECTION 7. Intercreditor Acknowledgement. In accordance with Section 3.4(c)(i) of the Intercreditor Agreement, the 2016 Replacement Lenders hereby notify the ABL

Facility Security Agent and the ABL Facility Secured Parties (each as defined in the Intercreditor Agreement) that the Original Replaced Term Loans shall be Refinanced (as defined in the Intercreditor Agreement) pursuant to this First Amendment and the Credit Agreement (as modified hereby), and hereby (i) acknowledge and agree to the terms of the Intercreditor Agreement and (ii) agree to be bound by all terms and conditions of the Intercreditor Agreement as a “Term Loan Secured Party”. The 2016 Replacement Lenders hereby authorize the Administrative Agent to provide on its behalf any notice to the ABL Facility Security Agent and the ABL Facility Secured Parties (each as defined in the Intercreditor Agreement) as it may deem necessary or advisable (in its sole discretion) to ensure compliance with Section 3.4(c)(i) of the Intercreditor Agreement.

SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment; (ii) the 2016 Replacement Term Loans shall constitute “Term Loans” for all purposes under the Credit Agreement (other than for purposes of Recital A to the Credit Agreement, Section 2.01(a) of the Credit Agreement (as amended by this First Amendment), the first sentence of Section 2.09 of the Credit Agreement, Sections 3.13 and 4.01 of the Credit Agreement, the first sentence of Section 5.11 of the Credit Agreement, clause (i) of the definition of Commitment and the definition of “Transactions”); and (iii) each 2016 Replacement Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

PARTY CITY HOLDINGS INC.

By:	/s/ Michael A. Correale
	Name:	Michael A. Correale
	Title:	Vice President

PARTY CITY CORPORATION

By:	/s/ Michael A. Correale
	Name:	Michael A. Correale
	Title:	Vice President

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ James M. Harrison
	Name:	James. M. Harrison
	Title:	President

Signature Page to First Amendment to Party City Term Loan Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

Signature Page to First Amendment to Party City Term Loan Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New 2016 Replacement Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL REPLACED TERM LOANS INTO CONVERTED 2016 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT AND (II) ACKNOWLEDGES AND AGREES THAT ITS 2016 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS ORIGINAL REPLACED TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

[Lender signature pages on file with the Administrative Agent]

Signature Page to First Amendment to Party City Term Loan Credit Agreement

EXHIBIT A

NEW 2016 REPLACEMENT TERM LOAN COMMITMENTS

New 2016 Replacement Lender	2016 Replacement Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$125,630,235.44

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the First Amendment, dated as of October 19, 2016 (the “First Amendment”), to Term Loan Credit Agreement, dated as of August 19, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each 2016 Replacement Lender party thereto. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or First Amendment, as applicable.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the First Amendment. Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the First Amendment:

(a) all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including, without limitation, with respect to 2016 Replacement Term Loans); and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority as described in Section 3.16 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Secured Obligations (including, without limitation, the 2016 Replacement Term Loans), to the extent provided in such Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:
Name:
Title:

PARTY CITY HOLDINGS INC. PARTY CITY CORPORATION ANAGRAM INTERNATIONAL, INC. ANAGRAM INTERNATIONAL HOLDINGS, INC. AM-SOURCE, LLC AMSCAN INC. TRISAR, INC.

By:
Name:
Title:

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By: PARTY CITY HOLDINGS, INC., its sole member

By:
Name:
Title:

AMSCAN PURPLE SAGE, LLC AMSCAN NM LAND, LLC

By: AMSCAN INC., its sole manager

By:
Name:
Title:

Signature Page to Acknowledgment and Confirmation of Party City Term Loan First Amendment